Offerings - Offering: 1	Feb. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 208,059,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 28,732.95
Offering Note	Calculated solely for purposes of determining the filing fee. The purchase price of the 6.50% Convertible Senior Notes due 2028 (the "Notes''), as described herein, is US$1,000 per US$1,000 principal amount outstanding. As of February 9, 2026, there was US$208,059,000.00 aggregate principal amount of Notes outstanding, resulting in an aggregate maximum purchase price of US$208,059,000.00 (excluding accrued but unpaid interest, if any). The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and equals $138.10 for each US$1,000,000 of the value of the transaction.